UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2012

Coyote Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52512	20-5874196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1671 SW 105 Lane, Davie, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 423-1811

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 14, 2012, Coyote Resources, Inc. (the “Registrant”) dismissed Q Accountancy Corporation (“QAC”) as the Registrant’s principal accountant.  QAC was the Registrant’s independent registered public accounting firm from March 30, 2010, the date of appointment, until December 14, 2012, the date of dismissal. The Registrant engaged Malone Bailey, LLP (“Malone”) as its new principal accountant on December 14, 2012. The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The reports of QAC on the Registrant’s financial statements for the fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a qualification with respect to uncertainty as to the Registrant’s ability to continue as a going concern.

During the period from March 30, 2010, the date of appointment of QAC, through December 14, 2012, the date of dismissal of QAC, there were no disagreements with QAC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of QAC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant engaged Malone as the Registrant’s new independent accountant on December 14, 2012.  During fiscal years 2010, 2011 and the subsequent interim period through December 14, 2012, the Registrant nor anyone on the Registrant’s behalf engaged Malone regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

The Registrant has made the contents of this Form 8-K available to QAC and requested it to furnish a letter to the Securities and Exchange Commission as to whether QAC agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01 Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

16.1	Letter from Q Accountancy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Coyote Resources, Inc.

Date: December 19, 2012	By:	/s/ Guy Martin
Guy Martin President